   As filed with the Securities and Exchange Commission on October 19, 2001

                                                           Registration No. 333-

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM S-8
                            REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933

                                   TOO, INC.
            (Exact name of Registrant as specified in its charter)

            Delaware                                        31-1333930
  (State or other jurisdiction                           (I.R.S. Employer
of incorporation or organization)                      Identification No.)

                                3885 Morse Road
                             Columbus, Ohio 43219
             (Address of Registrant's principal executive offices)


                                   TOO, INC.
                    SECOND AMENDED AND RESTATED 1999 STOCK
                     OPTION AND PERFORMANCE INCENTIVE PLAN
                           (Full Title of the Plan)

                              Kent A. Kleeberger
               Executive Vice President--Chief Financial Officer
                                   Too, Inc.
                                3885 Morse Road
                             Columbus, Ohio 43219
                                (614) 479-3500
           (Name, address and telephone number of agent for service)

                         Copies of Correspondence to:
                           Curtis A. Loveland, Esq.
                      Porter, Wright, Morris & Arthur LLP
                             41 South High Street
                             Columbus, Ohio  43215

                        Calculation of Registration Fee

-------------------------------------------------------------------------------------------------------

                                              Proposed Maximum    Proposed Maximum      Amount of
Title of Securities          Amount to be     Offering Price      Aggregate Offering    Registration
to be Registered             Registered       Per Share*          Price*                Fee*
-------------------------------------------------------------------------------------------------------
Common Stock,
$ .01 par value              1,400,000        $24.615             $34,461,000.00        $8,616.00
-------------------------------------------------------------------------------------------------------

*Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h), based upon the average of the high and low prices of Too, Inc. Common Stock as reported on the New York Stock Exchange on October 15, 2001.

This Registration Statement shall be deemed to cover an indeterminate number of additional shares of Too, Inc. Common Stock, $.01 par value, as may be issuable pursuant to future stock dividends, stock splits or similar transactions.

                                    PART I

             INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

         The document(s) containing the information concerning the Too, Inc. Second Amended and Restated 1999 Stock Option and Performance Incentive Plan, specified in Part I, will be sent or given to employees as specified by Rule 428(b)(1). Such documents are not filed as part of this Registration Statement in accordance with the Note to Part I of the Form S-8 Registration Statement.

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

         We incorporate by reference into this Registration Statement the contents of the Form S-8 Registration Statement previously filed with the Securities and Exchange Commission by the Registrant on October 22, 1999 (Registration No. 333-89529).

                                   Signatures

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, State of Ohio, on October 17, 2001.

                                    Too, Inc.


                                    By: /s/ Kent A. Kleeberger
                                        -------------------------------------
                                        Kent A. Kleeberger, Executive Vice
                                        President-- Chief Financial Officer

         Pursuant to the requirements of the Securities Exchange Act of 1933, this registration statement has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature                                                 Title                               Date
Michael W. Rayden*                          Chairman of the Board of Directors,         October 17, 2001
------------------------------
Michael W. Rayden                           President and Chief Executive Officer
                                            (Principal Executive Officer)

/s/ Kent A. Kleeberger                      Director, Executive Vice President -        October 17, 2001
---------------------------------
Kent A. Kleeberger                          Chief Financial Officer, Logistics
                                            and Systems, Secretary and Treasurer
                                            (Principal Financial and Accounting
                                            Officer)

Nancy J. Kramer*                            Director                                    October 17, 2001
---------------------------------
Nancy J. Kramer

David A. Krinsky*                           Director                                    October 17, 2001
---------------------------------
David A. Krinsky

Philip E. Mallott*                          Director                                    October 17, 2001
---------------------------------
Philip E. Mallott

                                            Director
---------------------------------
James U. McNeal, Ph.D.

Kenneth James Strottman*                    Director                                    October 17, 2001
---------------------------------
Kenneth James Strottman


* By:  /s/ Kent A. Kleeberger
  -------------------------------
  Kent A. Kleeberger
  Attorney-in-Fact for each of the persons indicated

                          Registration No. 333-_______



                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                         _____________________________

                                   FORM S-8

                            REGISTRATION STATEMENT

                                     UNDER

                          THE SECURITIES ACT OF 1933


                         _____________________________


                                    TOO, INC.

                         _____________________________

                                    EXHIBITS
                         _____________________________

                                 EXHIBIT INDEX

Exhibit
Number                            Exhibit Description
-----                             -------------------

4(a)       *        Too, Inc. Second Amended and Restated 1999 Stock
                    Option and Performance Incentive Plan.

4(b) First Amended and Restated Articles of Incorporation of Too, Inc. (Exhibit 3.1 to Current Report on Form 8-K filed on October 1, 1999, and incorporated herein by reference).

4(c) Amended and Restated Bylaws of Too, Inc. (Exhibit 3.2 to Current Report on Form 8-K filed on October 1, 1999, and incorporated herein by reference).

5          *        Opinion of Porter, Wright, Morris
                    & Arthur LLP regarding legality.

23(a)      *        Consent of Porter, Wright, Morris & Arthur LLP (included
                    in Exhibit 5 filed herewith).

23(b)      *        Consent of PricewaterhouseCoopers LLP.

24         *        Powers of Attorney.


__________________

* Filed with this Registration Statement